Exhibit 10.3

SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of October 6, 2006, among INSIGHT MIDWEST HOLDINGS, LLC, a Delaware limited liability company (the “Initial Borrower”), INSIGHT MIDWEST, L.P., a Delaware limited partnership (the “Initial Parent”), each of the subsidiaries of the Borrower (as defined below) listed on Schedule I or that becomes a party hereto, pursuant to Section 23 (each such subsidiary, individually, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, the Parent (as defined below) and the Borrower are referred to collectively herein as the “Grantors”), and THE BANK OF NEW YORK, as administrative agent under the Credit Agreement referred to in the next paragraph.

Reference is made to the Credit Agreement, dated as of October 6, 2006, among the Borrower, the Lenders party thereto, J.P. Morgan Securities Inc. and Bank of America, N.A., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., General Electric Capital Corporation, Wachovia Bank, National Association and The Royal Bank of Scotland plc, as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Runners (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

The Lenders have agreed to make Loans to, and the Issuing Bank has agreed to issue Letters of Credit for the account of, the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement.  Each of the Subsidiary Guarantors and the Parent has agreed to guarantee, among other things, all the obligations of each Loan Party under the Loan Documents.  The obligations of the Lenders to make Loans and the Issuing Bank to issue Letters of Credit are conditioned upon, among other things, the execution and delivery by the Grantors of an agreement in the form hereof to secure the Obligations.

Accordingly, the Grantors and the Administrative Agent, on behalf of itself and each other Secured Party (and each of their respective successors or assigns), hereby agree as follows:

Section 1.                                            Definitions

(a)           Unless the context otherwise requires, capitalized terms used herein and not defined herein, and the term “subsidiary”, shall have the meanings assigned to such terms in the Credit Agreement.

(b)           As used herein, the following terms shall have the following meanings:

“Borrower” means, (i) the Initial Borrower or (ii) any Post-Exit Borrower that becomes a party to this Security Agreement pursuant to Section 23, and in each case, any successor permitted under this Security Agreement or the other Loan Documents.

“Initial Borrower” has the meaning assigned to such term in the preliminary statement of this Security Agreement.

“Collateral” means, when used with respect to any Grantor, all (i) Pledged Equity and Pledged Securities, in each case whether now existing or owned or hereafter arising or acquired and (ii) Proceeds of the foregoing.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement of this Security Agreement.

“Equity Interests” means, with respect to (i) a corporation, the capital stock thereof, (ii) a partnership, any partnership interest therein, including all rights of a partner in such partnership, whether arising under the partnership agreement of such partnership or otherwise, (iii) a limited liability company, any membership interest therein, including all rights of a member of such limited liability company, whether arising under the limited liability company agreement of such limited liability company or otherwise, (iv) any other firm, association, trust, business enterprise or other entity that is similar to any other Person listed in clauses (i) through (iii), and this clause (iv), of this definition, any equity interest therein or any other interest therein that entitles the holder thereof to share in the revenue, income, earnings or losses thereof or to vote or otherwise participate in any election of one or more members of the managing body thereof and (v) all warrants and options in respect of any of the foregoing and all other securities that are convertible or exchangeable therefor.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantors” has the meaning assigned to such term in the preliminary statement of this Security Agreement.

“Obligations” means (i) the due and punctual payment of (a) principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (b) all other monetary obligations, including fees, commissions, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties, or that are otherwise payable to any Credit Party, under the Credit Agreement and the Loan Documents, (ii) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents and (iii) unless otherwise agreed upon in writing by the applicable Lender party thereto, all obligations of the Borrower, monetary or otherwise, under each Hedging Agreement entered into with a counterparty that was a Lender (or an Affiliate thereof) at the time such Hedging Agreement was entered into.

“Initial Parent” has the meaning assigned to such term in preliminary statement of this Security Agreement.

“Parent” means either (a) the Initial Parent or (b) any Holding Company that becomes a party to this Security Agreement pursuant to Section 23, and in each case, any successor permitted under this Security Agreement or the other Loan Documents.

“Perfection Certificate” means a certificate substantially in the form of Annex 1, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by the chief executive officer or a Financial Officer of each of the Borrower and the Parent.

“Pledged Equity” means (i) when used with respect to any Grantor (other than the Parent), all right, title and interest of such Grantor in any Equity Interests in each of its Subsidiaries, whether now or hereafter acquired or arising in the future, and (ii) when used with respect to the Parent, all right, title and interest of the Parent in any Equity Interests in the Borrower, whether now or hereafter acquired or arising in the future.

“Pledged Securities” means the Pledged Equity and all instruments, certificates and documents evidencing or representing such Pledged Equity, whether now existing or owned or hereafter arising or acquired; provided that in no event shall (i) more than 65% of the total outstanding voting Equity Interests of any Foreign Subsidiary and (ii) any Equity Interests of a subsidiary of a Foreign Subsidiary be pledged hereunder.

“Proceeds” means, when used with respect to any Collateral, (a) all Proceeds as defined in the UCC and (b) any consideration received from the sale, exchange, license, lease or other disposition of any asset or property that constitutes such Collateral, any value received as a consequence of the possession of such Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes such Collateral, and shall include (i) subject to Section 6, all rights and privileges with respect to, and all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, any of the Pledged Securities and (ii) any and all other amounts from time to time paid or payable under or in connection with such Collateral.

“Requirement of Law” means as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secured Parties” means (i) the Credit Parties, (ii) unless otherwise agreed upon in writing by it, each counterparty to a Hedging Agreement entered into with the Borrower if such counterparty was a Lender (or an Affiliate thereof) at the time the Hedging Agreement was entered into and (iii) the successors and assigns of each of the foregoing.

“Security Interest” has the meaning assigned to such term in Section 2(a).

“Subsidiary Guarantor” and “Subsidiary Guarantors” have the meanings assigned to such terms in the preliminary statement of this Security Agreement.

“UCC” means the Uniform Commercial Code of the State of New York as in effect on the date hereof.

(c)           The rules of interpretation specified in Sections 1.2, 1.3 and 1.4 of the Credit Agreement shall be applicable to this Security Agreement.

Section 2.                                            Grant of Security Interest; No Assumption of Liability

(a)           Grant of Security Interest.  As security for the payment or performance, as applicable, in full of the Obligations, each of the Grantors hereby grants to the Administrative Agent (and its successors and assigns), for the benefit of the Secured Parties, a security interest in, all of the right, title and interest of such Grantor in, to and under the Collateral (the “Security Interest”).  Without limiting the foregoing, the Administrative Agent is hereby authorized to file one or more financing statements, continuation statements, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by each of the Grantors, and naming any Grantor or the Grantors, as applicable, as debtors and the Administrative Agent as secured party.  Notwithstanding any of the other provisions set forth in this Section 2, this Security Agreement shall not constitute a grant of a security interest in (i) any Collateral to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach under or results in the termination of or requires any consent not obtained under any applicable shareholder or similar agreement, except, in each case, to the extent that such Requirement of Law or the term in such shareholder or similar agreement providing for such prohibition, breach or termination or requiring such consent is ineffective under applicable law and (ii) (x) more than 65% of the total outstanding voting Equity Interests of any Foreign Subsidiary or (y) any Equity Interests of a subsidiary of a Foreign Subsidiary.  It is hereby understood and agreed that any property described in the immediately preceding sentence shall be excluded from the definition of “Collateral.”

(b)           No Assumption of Liability.  The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Collateral.

Section 3.                                            Delivery of the Collateral

Subject to Section 6, each of the Grantors agrees to deliver or cause to be delivered to the Administrative Agent as soon as is reasonably practicable any and all notes, chattel paper, instruments, certificates and documents evidencing or representing any of the Pledged Securities, or any other amount constituting Collateral, owned or held by or on behalf of such Grantor, in each case accompanied by (i) in the case of any notes, chattel paper, instruments or stock certificates, stock powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Administrative Agent and such other instruments and documents as the Administrative Agent may reasonably request and (ii) in all other cases, proper instruments of assignment duly executed by such Grantor and such other instruments or documents as the Administrative Agent may reasonably request.

Section 4.                                            Representations and Warranties

Each of the Grantors, jointly with the others and severally, represents and warrants to the Administrative Agent and the Secured Parties that:

(a)           Such Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder, and has full power and authority to grant to the Administrative Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Security Agreement, without the consent or approval of any other person other than such as have been or prior to or concurrently with the consummation of the Transactions will be obtained or made and are or prior to or concurrently with the consummation of the Transactions will be obtained or made and are or prior to or concurrently with the consummation of the Transactions will be in full force and effect (except such consents, approvals, registrations or filings, if any, which will be required pursuant to the 1934 Act, and/or any laws or regulations administered by the FCC, State PUCs or any Governmental Authority regulating the provision of communication services, at the time of the exercise of remedies under the Loan Documents by the Administrative Agent and the Lenders).

(b)           The Perfection Certificate, to the extent it relates to such Grantor or any of its property, has been prepared, completed and executed and the information set forth therein is correct and complete as of the Closing Date.  As of the Closing Date, fully executed Uniform Commercial Code financing statements, as applicable, or other appropriate filings, recordings or registrations containing a description of the Collateral owned or held by or on behalf of such Grantor have been delivered to the Administrative Agent for filing in each applicable governmental, municipal or other office specified in Schedule 5 to the Perfection Certificate and each other applicable governmental, municipal or other office, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the benefit of the Secured Parties) in respect of all Collateral owned or held by or on behalf of such Grantor in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, except for any such

Collateral as to which the representations and warranties in this sentence would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted hereunder, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements under the UCC.

(c)           This Security Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a legal, valid and enforceable Security Interest in all Collateral owned or held by or on behalf of such Grantor securing the payment and performance of the Obligations and, when (i) the certificates, if any, evidencing Collateral are delivered to the Administrative Agent and (ii) financing statements in appropriate form are filed in the offices specified on Schedule 5 to the Perfection Certificate as of the Closing Date (subject to all other applicable filings under the Uniform Commercial Code or otherwise that are required under the Security Documents to be made after the date hereof), this Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Grantors hereunder in such Collateral to the extent that a security interest may be perfected by filing, recording or registering a financing statement or analogous document, or by the secured party’s taking possession, in the State of New York pursuant to the UCC, in each case prior and superior in right to any other Person, other than with respect to Liens expressly permitted by Section 7.2 of the Credit Agreement and except for any such Collateral as to which the representations and warranties in this Section would not be true solely by virtue of such Collateral having been used or disposed of in a manner expressly permitted by this Security Agreement or the Credit Agreement.

(d)           The Collateral owned or held by or on behalf of such Grantor is so owned or held by it free and clear of any Lien, except for Liens expressly permitted pursuant to the Loan Documents.  It has not filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any such Collateral (other than those that have terminated or will be terminated substantially contemporaneously with the Refinancing) or (ii) any assignment in which it assigns any such Collateral or any security agreement or similar instrument covering any such Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect, except, in each case, for Liens expressly permitted pursuant to the Loan Documents.

(e)           The Security Interest in the Collateral owned or held by or on behalf such Grantor (i) is effective to vest in the Administrative Agent, on behalf of the Secured Parties, the rights of the Administrative Agent in such Collateral as set forth herein and (ii) does not violate Regulation T, U or X as of the date hereof.

Section 5.                                            Covenants

(a)           Each of the Grantors agrees, except upon not less than 10 days prior written notice to the Administrative Agent, not to effect any change (i) in its legal name, (ii) in the location of its chief executive office, (iii) in its identity or legal or organizational structure, (iv) in its jurisdiction of organization, (v) in its organizational identification number or (vi) in its Federal Taxpayer Identification Number.  Should any Grantor effect or permit any change referred to in the preceding sentence to occur, each of the Grantors agrees after receiving a written request therefor from the Administrative Agent to deliver to the Administrative Agent any filings necessary under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Collateral as described in Section 4(d) (subject only to Liens expressly permitted to be prior to the Security Interest pursuant to the Loan Documents).

(b)           Each of the Grantors agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it or on its behalf as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which it is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of such Collateral, and, at such time or times as the Administrative Agent may reasonably request (but not more frequently than once per year except during the continuance of an Event of Default), promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Administrative Agent showing the identity and amount of any and all such Collateral.

(c)           Each of the Grantors shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral owned or held by it or on its behalf and to maintain the Security Interest of the Administrative Agent in such Collateral and the priority thereof against any Lien or other interest not expressly permitted pursuant to the Loan Documents.

(d)           Each of the Grantors agrees, at its own expense, to execute any and all further documents, financing statements, agreements (including guarantee agreements and security agreements) and instruments, and take all such further actions (including the filing and recording of financing statements and other documents), that may be required under any applicable law, or that the Administrative Agent may reasonably request, to grant, preserve, protect or perfect (including as a result of any change in applicable law) the Liens created or intended to be created by this Security Agreement or the validity or priority of any such Lien.  Each Grantor also agrees to provide to the Administrative Agent, from time to time upon request, evidence reasonably satisfactory to the Administrative Agent as to the perfection and priority of the Liens created or intended to be created by this Security Agreement.

(e)           The Administrative Agent and such persons as the Administrative Agent may reasonably designate shall have the right, at the cost and expense of the Grantors, at reasonable intervals, but not more frequently than once per year (except, during the continuance of an Event of Default) to inspect all of its records relating to the Collateral owned or held by it on its behalf (and to make extracts and copies from such records) and to discuss its affairs with its officers and independent accountants.  The Administrative Agent shall have the absolute right to share any information relating to the Collateral owned or held by it on its behalf that it gains from such inspection or verification with any Secured Party.

(f)            At its option, the Administrative Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted pursuant to the Loan Documents and each Grantor agrees, jointly with the others and severally, to reimburse the Administrative Agent on demand for any reasonable payment made or any reasonable expense incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Administrative Agent or any other Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

(g)           Each of the Grantors shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and such Grantor agrees, jointly with the others and severally, to indemnify and hold harmless the Administrative Agent and the other Secured Parties from and against any and all liability for such performance.

(h)           None of the Grantors shall make or permit to be made an assignment, pledge or hypothecation of the Collateral owned or held by it or on its behalf, or shall grant any other Lien in respect of such Collateral, except as expressly permitted by the Loan Documents.  Except for transfers expressly permitted by the Credit Agreement, no such Grantor shall make or permit to be made any transfer of such Collateral, and it shall remain at all times in possession of such Collateral and the direct owner, beneficially and of record, of the Pledged Equity included in such Collateral.

Section 6.                                            Attorney-in-Fact; Registration in Nominee Name; Denominations; Voting Rights; Dividends and Interest, etc.

(a)           Each of the Grantors hereby appoints the Administrative Agent as its true and lawful agent and attorney-in-fact for the purpose, upon the occurrence and during the continuance of an Event of Default, of carrying out the provisions of this Security Agreement and taking any action and executing any instrument that the Administrative Agent may reasonably deem necessary to accomplish the purposes hereof which appointment is irrevocable and coupled with an interest, and without limiting the generality of the foregoing, the Administrative Agent shall have the right, with power of substitution for the Grantors in each Grantor’s name or otherwise, for the use and benefit of the Administrative Agent and the other Secured Parties, upon the occurrence and during the continuance of an Event of Default, (i) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (ii) to demand, collect, receive payment of, give receipt for, and give discharges and releases of, all or any of the Collateral; (iii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (iv) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (v) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Security Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any other Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any other Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Administrative Agent or any other Secured Party with respect to the Collateral or any part thereof, subject to compliance with applicable law, shall give rise to any defense, counterclaim or offset in favor of any Grantor or to any claim or action against the Administrative Agent or any other Secured Party except to the extent such action or omission results from the gross negligence, bad faith or willful misconduct of the Administrative Agent or such Secured Party as determined by a court of competent jurisdiction by final and nonappealable judgment.  The provisions of this paragraph shall in no event relieve any Grantor of any of its obligations hereunder or under the other Loan Documents with respect to the Collateral or any part thereof or impose any obligation on the Administrative Agent or any other Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Administrative Agent or any other Secured Party of any other or further right that it may have on the date of this Security Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.  Any sale pursuant to the provisions of this paragraph shall be deemed to conform to the commercially reasonable standards as provided in the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

(b)           Without limiting the generality of the foregoing, during the continuance of an Event of Default, subject to compliance with applicable law, the Administrative Agent, on behalf of the Secured Parties, shall have the right (in its reasonable discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Grantors, endorsed or assigned in blank or in favor of the Administrative Agent.  The Administrative Agent shall at all times have the right to exchange any certificates representing the Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Security Agreement

(c)           Without limiting the generality of the foregoing, unless and until an Event of Default shall have occurred and be continuing:

(i)            Each of the Grantors shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of the Pledged Securities, or any part thereof, for any purpose consistent with the terms of this Security Agreement, the Credit Agreement and the Loan Documents.

(ii)           The Administrative Agent shall execute and deliver to each of the Grantors or cause to be executed and delivered to each of the Grantors, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to Section 6(c)(i) and to receive the dividends it is entitled to receive pursuant to Section 6(c)(iii).

(iii)          Each of the Grantors shall be entitled to receive and retain any and all dividends (other than Equity Interests) and other payments and distributions paid on the Pledged Securities to the extent and only to the extent that such dividends and other payments and distributions are not prohibited by, and otherwise paid in accordance with, the terms and conditions of the Credit Agreement, the Loan Documents and applicable laws.

(d)           Without limiting the generality of the foregoing, upon the occurrence and during the continuance of an Event of Default:

(i)            All rights of any Grantor to dividends and other payments and distributions that it is authorized to receive pursuant to Section 6(c)(iii) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends and other payments and distributions.  All dividends and other payments and distributions received by such Grantor contrary to the provisions of this Section shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Grantor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement).  Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 8.  After all Events of Default have been cured or waived, the Administrative Agent shall, promptly after all such Events of Default have been cured or waived, repay to each of the Grantors all dividends and other payments and distributions (without interest), that such Grantor would otherwise be permitted to retain pursuant to the terms of Section 6(c)(iii) and which remain in such account.

(ii)           Subject to compliance with applicable law, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to Section 6(c)(i), and the obligations of the Administrative Agent under Section 6(c)(ii), shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers, provided that, unless otherwise directed by the Required Lenders, the Administrative Agent shall have the right from time to time during the continuance of an Event of Default to permit each of the Grantors to exercise such rights.  After all Events of Default have been cured or waived, each of the Grantors will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of Section 6(a)(i).

Section 7.                                            Remedies upon Default

(a)           Upon the occurrence and during the continuance of an Event of Default, subject to compliance with applicable law, each of the Grantors agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law.  Without limiting the generality of the foregoing, each of the Grantors agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall reasonably deem appropriate.  The Administrative Agent shall be authorized at any such sale of collateral constituting securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale, the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold.  Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each of the Grantors hereby waives, to the extent permitted by law, all rights of redemption, stay, valuation and appraisal which such Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

(b)           The Administrative Agent shall give each of the Grantors ten days’ written notice (which such Grantor agrees is reasonable notice within the meaning of Section 9-612 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral.  Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange.  Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale.  At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its reasonable discretion) determine.  The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given.  The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.  In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice.  At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor.  For purposes hereof, (i) a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof, (ii) the Administrative Agent shall be free to carry out such sale pursuant to such agreement and (iii) none of the Grantors shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full.  As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.  Any sale pursuant to the provisions of this Section shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

Section 8.                                            Application of Proceeds of Sale

The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Security Agreement, any other Loan Document or any of the Obligations in each case to the extent provided for in the Credit Agreement;

SECOND, to the payment in full of the Obligations then due and owing(the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Grantors, their respective successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Security Agreement.  Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

Section 9.                                            Reimbursement of Administrative Agent

(a)                                  Each of the Grantors agrees, jointly with the others and severally, to pay to the Administrative Agent the amount of any and all reasonable out-of-pocket expenses, including the fees, other charges and disbursements of a single firm of counsel, that the Administrative Agent incurs in connection with (i) the administration of this Security Agreement relating to such Grantor or any of its Collateral, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral owned or held by or on behalf of such Grantor, (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder relating to such Grantor or any of its Collateral or (iv) the failure by such Grantor to perform or observe any of the provisions hereof.

(b)                                 Without limitation of its indemnification obligations under the other Loan Documents, each of the Grantors agrees, jointly with the others and severally, to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the reasonable and documented fees, charges and disbursements of a single firm of counsel for the Indemnitees (unless a conflict exists, in which case, reasonable and documented fees, charges and disbursements of reasonably necessary additional counsel for the affected Indemnitees shall be covered) (but excluding Taxes, which are governed by Section 3.7 of the Credit Agreement), incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery by such Grantor of this Security Agreement or any other Loan Document to which it is a party or any agreement or instrument contemplated thereby, the performance by the parties to the Loan Documents of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated thereby, (ii) any Loan or Letter of Credit or the use of the proceeds thereof including any refusal of an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Parent, the Borrower or any of the Subsidiaries, or any Environmental Liability related in any way to the Parent, the Borrower or any of the Subsidiaries or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (A) the bad faith, gross negligence or willful misconduct of such Indemnitee or any of its Related Parties, (B) any claims of such Indemnitee against any other Indemnitee and/or (C) the breach by such Indemnitee of its obligations hereunder or under any other Loan Document.

(c)                                  Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents.  The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Security Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Security Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party.  All amounts due under this Section shall be payable within ten days of written demand therefor and shall bear interest at the rate specified in Section 3.1 of the Credit Agreement.

Section 10.                                      Waivers; Amendment

(a)                                  No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of this Security Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  No notice to or demand on any Grantor in any case shall entitle such Grantor to any other or further notice or demand in similar or other circumstances.

(b)                                 Neither this Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into by, between or among the Administrative Agent and the other parties hereto with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.2 of the Credit Agreement.

Section 11.                                      Securities Act, etc.

In view of the position of the Grantors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal securities laws”) with respect to any disposition of the Pledged Securities permitted hereunder.  Each of the Grantors understands that compliance with the Federal securities laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same.  Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect.  Each of the Grantors recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof.  Each of the Grantors acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its reasonable discretion, (i) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities, or any part thereof, shall have been filed under the Federal securities laws and (ii) may approach and negotiate with a single potential purchaser to effect such sale.  Each of the Grantors acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions.  In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Administrative Agent, in its reasonable discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached.  The provisions of this Section will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

Section 12.                                      Registration, etc.

Each of the Grantors agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Administrative Agent desires to sell any of the Pledged Securities owned or held by or on behalf of such Grantor at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its commercially reasonable efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, in accordance with the Federal securities laws, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Pledged Securities.  Each of the Grantors further agrees, jointly with the others and severally, to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling persons from and against all loss, liability, expenses, costs of counsel (including reasonable fees and expenses of legal counsel), and claims (including the costs of investigation) that they may incur, insofar as such loss, liability, expense or claim, as applicable, relates to such Grantor or any of its property, and arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Grantor or the issuer of such Pledged Securities, as applicable, by the Administrative Agent or any other Secured Party expressly for use therein.  Each of the Grantors further agrees, upon such written request referred to above, to use its commercially reasonable efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the Pledged Securities owned or held by or on behalf of such Grantor under the Blue Sky or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations.  Each of the Grantors will bear all costs and expenses of carrying out its obligations under this Section.  Each of the Grantors acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section and that such failure would not be adequately compensable in damages, and therefore agrees that its agreements contained in this Section may be specifically enforced.

Section 13.                                      Security Interest Absolute

To the fullest extent permitted by applicable law and except as otherwise provided in Section 14, all rights of the Administrative Agent hereunder, the Security Interest and all obligations of each of the Grantors hereunder shall be absolute and unconditional irrespective of (i) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of, or consent under, or departure from, any guaranty, securing or guaranteeing all or any of the Obligations or (iv) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Obligations or in respect of this Security Agreement or any other Loan Document (other than a defense of the final payment in full of the Obligations).

Section 14.                                      Termination or Release

(a)                                  This Security Agreement and the Security Interest shall terminate when all the Obligations (other than contingent or indemnification obligations not then due) have been paid in full and the Lenders and the Issuing Bank have no further commitment to extend credit under the Credit Agreement.

(b)                                 Upon (1) any sale, transfer or other disposition of any Collateral permitted under the Loan Documents (other than any sale, transfer or other disposition of any Collateral to another Grantor) or (ii) the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.2(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released.  In addition, if any of the Equity Interests in any Grantor are sold, transferred to otherwise disposed of pursuant to a transaction permitted by the Loan Documents and, immediately after giving effect thereto, such Grantor shall no longer be the Borrower or a Subsidiary, then the obligations of such Person under this Security Agreement and the security interests granted hereby in the Collateral owned or held by or on behalf of such Person shall be automatically released.

(c)                                  In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to the applicable Grantor, at the expense of such Grantor, all releases and authorizations to file Uniform Commercial Code termination statements and similar documents that such Grantor shall reasonably request to evidence such termination or release.  Any execution and delivery of documents pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

Section 15.                                      Notices

All communications and notices hereunder shall be in writing and given as provided in Section 10.1 of the Credit Agreement.  All communications and notices hereunder to the Borrower shall be given to it at the address for notices set forth in such Section, and all communications and notices hereunder to any other Grantor shall be given to it at the address for notices set forth on Schedule I, with a copy to the Borrower.

Section 16.                                      Binding Effect; Several Agreement; Assignments

Whenever in this Security Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Grantor that are contained in this Security Agreement shall bind and inure to the benefit of each party hereto and its successors and assigns.  This Security Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Grantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Grantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that none of the Grantors shall have the right to assign its rights or obligations hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly contemplated or permitted by this Security Agreement or the other Loan Documents.  This Security Agreement shall be construed as a separate agreement with respect to each of the Grantors and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 17.                                      Survival of Agreement, Severability

(a)                                  All covenants, agreements, representations and warranties made by each of the Grantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Security Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of any Loan Documents, the making of any Loans and the issuance of any Letter of Credit, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Security Agreement shall terminate.

(b)                                 In the event any one or more of the provisions contained in this Security Agreement or any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

Section 18.                                      GOVERNING LAW

THIS SECURITY AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 19.                                      Counterparts

This Security Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract (subject to Section 16), and shall become effective as provided in Section 16.  Delivery of an executed counterpart of this Security Agreement by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be as effective as delivery of a manually executed counterpart of this Security Agreement.

Section 20.                                      Headings

Section headings used herein are for convenience of reference only, are not part of this Security Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Security Agreement.

Section 21.                                      Submission to Jurisdiction:  Consent to Service of Process

(a)                                  Each party to this Security Agreement hereby irrevocably and unconditionally submits for itself and its property in any legal action or proceeding relating to this Security Agreement and the Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof.

(b)                                 Each party to this Security Agreement consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same.

(c)                                  Each party to this Security Agreement agrees to service of process in the manner provided for in Section 10.10(c) of the Credit Agreement.  Nothing in this Security Agreement will affect the right of any party to this Security Agreement to serve process in any other manner permitted by law.

(d)                                 Each party to this Security Agreement agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

(e)                                  Each party to this Security Agreement waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

Section 22.                                      WAIVER OF JURY TRIAL

EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING

TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

Section 23.                                      Additional Grantors

Upon execution and delivery after the date hereof by the Administrative Agent and a Subsidiary, Holding Company or Post-Exit Borrower of an instrument in substantially the form of Annex 2, such Subsidiary or Holding Company or Post-Exit Borrower shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein.  Upon any such execution and delivery by a Holding Company, if designated as such in the instrument delivered by such Holding Company, such Holding Company shall be the “Parent” for all purposes hereunder.  Upon any such execution and delivery by the Post-Exit Borrower, if designated as such in the instrument delivered by the Post-Exit Borrower, the Post-Exit Borrower shall be the “Borrower” for all purposes hereunder.  The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder.  The rights and obligations of each of the Grantors hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.

Section 24.                                      Regulatory Limitations

(a)                                  Notwithstanding anything to the contrary contained in this Security Agreement, or any of the documents executed pursuant hereto, neither the Administrative Agent nor any of the Secured Parties shall take any action pursuant to this Security Agreement or any other related documents that under existing laws, rules, regulations and/or orders of the FCC, any State PUC or any other Governmental Authority regulating the provision of communication services would constitute or result in:

(i)                                     the violation or breach of the terms of any governmental license, franchise or authorization;

(ii)                                  the exercise of any voting rights relating to the Collateral, even if an Event of Default shall have occurred, without first obtaining all necessary regulatory approvals of the FCC, any State PUC or any other Governmental Authority regulating the provision of communication services for the assignment or transfer of such voting rights; or

(iii)                               the assignment of any governmental license, franchise or authorization or the transfer of control of the holder of any governmental license, franchise or authorization if the assignment of such governmental license, franchise or authorization or such transfer of control thereof would require under such laws, rules, regulations and/or orders the prior approval of the FCC, any State PUC or any other Governmental Authority regulating the provision of communication services, without first obtaining such approval.

(b)                                 If any Event of Default shall have occurred, the Grantors shall take any action which the Administrative Agent may reasonably request in the exercise of the rights and remedies under this Security Agreement to transfer or assign the Collateral to the Secured Parties or to such one or more third parties as the Administrative Agent may designate, or to a combination of the foregoing, by public or private sale, with the exercise of control by any purchaser subject to obtaining any required prior consent of the applicable Governmental Authority.

Section 25.                                      Licenses

The Grantors shall, upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s request, promptly, and in any event within such period of time as shall be reasonably requested by the Administrative Agent, file or cause to be filed such applications for approval and shall take such other actions reasonably required by the Administrative Agent to obtain such FCC and other governmental approvals or consents as are necessary to transfer ownership and control to the Administrative Agent, on behalf of the Secured Parties, or their successors, assigns, transferees or designees of the FCC licenses and other governmental approvals, franchises and permits held by the Grantors.   To enforce the provisions of this subsection, the Administrative Agent is empowered to request the appointment of a receiver from any court of competent jurisdiction.   Such receiver shall be instructed to seek from the FCC or any other Governmental Authority an involuntary transfer of control of any such FCC license and other governmental approvals, franchises and permits for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred.   Grantors shall authorize such an involuntary transfer upon the request of the receiver so appointed and if the Grantors shall refuse to authorize the transfer, their approval may be required by the court.  Upon the occurrence and during the continuance of an Event of Default, at the Administrative Agent’s request, the Grantors shall further use their commercially reasonable efforts to assist in obtaining approval of the FCC or other Governmental Authority, if required, for any action or transactions contemplated hereby, including, without limitation, the preparation, execution and filing with the FCC of the assignor’s or transferor’s portion of any application for consent to the assignment of any FCC license or transfer of control necessary or appropriate under the FCC’s rules and regulations for approval of the transfer or assignment of any portion of the Collateral, together with any FCC License or other authorization.

The Grantors acknowledge that the assignment or transfer of such FCC licenses and other governmental approvals, franchises and permits is integral to the Secured Parties’ realization of the value of the Collateral, that there is no adequate remedy at law for failure by the Grantors to comply with the provisions of this section and that such failure would not be adequately compensable in damages, and therefore agree that this section may be specifically enforced.

 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Security Agreement as of the day and year first above written.

INSIGHT MIDWEST HOLDINGS, LLC

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT MIDWEST, L.P.

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

COAXIAL COMMUNICATIONS OF CENTRAL OHIO, INC.

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT COMMUNICATIONS OF CENTRAL OHIO, LLC

By:	Insight Communications Company, L.P., its managing member

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT PHONE OF OHIO, LLC

By:	Insight Communications of Central Ohio, LLC, its sole member

By:	Insight Communications Company, L.P., its manager

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT COMMUNICATIONS MIDWEST, LLC

By:	Insight Midwest Holdings, LLC, its sole member

By:	Insight Midwest, L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT PHONE OF ILLINOIS, LLC

By:	Insight Communications Midwest, LLC, its sole member

By:	Insight Midwest Holdings, LLC, its sole member

By:	Insight Midwest, L.P., its sole member

By:	Insight Communications Company, L.P., its sole member

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT PHONE OF INDIANA, LLC

By:	Insight Communications Midwest, LLC, its sole member

By:	Insight Midwest Holdings, LLC, its sole member

By:	Insight Midwest, L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT COMMUNICATIONS OF KENTUCKY, L.P.

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT KENTUCKY PARTNERS I, L.P.

By:	Insight Communications of Kentucky, L.P., its sole general partner

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT KENTUCKY PARTNERS II, L.P.

By:	Insight Kentucky Partners I, L.P., its sole general partner

By:	Insight Communications of Kentucky, L.P., its sole general partner

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT PHONE OF KENTUCKY, LLC

By:	Insight Kentucky Partners II, L.P., its sole member

By:	Insight Kentucky Partners I, L.P., its sole general partner

By:	Insight Communications of Kentucky, L.P., its sole general partner

By:	Insight Midwest Holdings, LLC, its sole general partner

By:	Insight Midwest L.P., its sole member

By:	Insight Communications Company, L.P., its sole general partner

By:	Insight Communications Company, Inc., its sole general partner

By:	/s/ John Abbot
	Name:	John Abbot
	Title:	Executive Vice President and
Chief Financial Officer

INSIGHT MIDWEST HOLDINGS, LLC
SECURITY AGREEMENT

THE BANK OF NEW YORK, as
Administrative Agent

By:	/s/ Stephen M. Nettler
	Name:	Stephen M. Nettler
	Title:	Managing Director

SCHEDULE I TO THE SECURITY AGREEMENT

GRANTORS

Grantors

Insight Midwest, L.P.
Insight Midwest Holdings, LLC
Coaxial Communications of Central Ohio, Inc.
Insight Communications of Central Ohio, LLC
Insight Phone of Ohio, LLC
Insight Communications Midwest, LLC
Insight Phone of Illinois, LLC
Insight Phone of Indiana, LLC
Insight Communications of Kentucky, L.P.
Insight Kentucky Partners I, L.P.
Insight Kentucky Partners II, L.P.
Insight Phone of Kentucky, LLC

Address for Notices

810 Seventh Avenue
New York, NY 10019
Attn: John Abbot

ANNEX 1 TO THE SECURITY AGREEMENT

FORM OF PERFECTION CERTIFICATE

Reference is made to the Credit Agreement, dated as of October 6, 2006, among Insight Midwest Holdings, LLC, the Lenders party thereto, J.P. Morgan Securities Inc. and Bank of America, N.A., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., General Electric Capital Corporation, Wachovia Bank, National Association and The Royal Bank of Scotland plc, as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Runners (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement (as defined in the Credit Agreement).

The undersigned, [the chief executive officer / a Financial Officer] of each of the Borrower and the Parent, hereby certifies to the Administrative Agent and each other Secured Party as follows:

Section 1.               Names

(a)           The legal name of each of the Grantors, as such name appears in its organizational documents, is as follows:

[INSERT RELEVANT INFORMATION]

(b)           Set forth below is each other legal name each of the Grantors has had in the past five years, together with the date of the relevant change:

[INSERT RELEVANT INFORMATION]

(c)           Except as set forth in Schedule 1 hereto, none of the Grantors has changed its identity or organizational structure in any way within the past five years.  Changes in identity or organizational structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of organization.  If any such change has occurred, include in Schedule 1 hereto the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

(d)           Set forth below is the Federal Taxpayer Identification Number of each of the Grantors:

[INSERT RELEVANT INFORMATION]

(e)           Set forth below is the organizational identification number of each of the Grantors:

[INSERT RELEVANT INFORMATION]

Section 2.               Current Locations

(a)           The chief executive office of each of the Grantors is located at the address set forth opposite its name below.

Grantor	Mailing Address	County	State

(b)           The jurisdiction of incorporation or organization of each Grantor is set forth below.

[INSERT RELEVANT INFORMATION]

Section 3.               File Search Reports.  Attached hereto as Schedule 3(A) are true copies of file search reports from the Uniform Commercial Code filing offices where filings described in Section 4.16 of the Credit Agreement are to be made.  Attached hereto as Schedule 3(B) is a true copy of each financing statement or other filing identified in such file search reports.

Section 4.               UCC Filings.  Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 4 hereto have been prepared for filing in the Uniform Commercial Code filing office in each jurisdiction identified in Section 2(b) hereof.

Section 5.               Schedule of Filings.  Attached hereto as Schedule 5 is a schedule setting forth, with respect to the filings described in Section 4 above, each filing and the filing office in which such filing is to be made.

Section 6.               Pledged Equity.  Attached hereto as Schedule 6 is a true and correct list of all of the Pledged Equity owned or held by or on behalf of each of the Grantors, in each case setting forth the name of the issuer of such Pledged Equity, the number of any certificate evidencing such Pledged Equity, the registered owner of such Equity Interest, the number and class of such Pledged Equity and the percentage of the issued and outstanding Equity Interests of such class represented by such Pledged Equity.

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IN WITNESS WHEREOF, the undersigned have duly executed this certificate on this          day of              , 2006.

INSIGHT MIDWEST HOLDINGS, LLC

By:
Name:
Title:

INSIGHT MIDWEST, L.P.

By:
Name:
Title:

ANNEX 2 TO THE SECURITY AGREEMENT

FORM OF SUPPLEMENT

SUPPLEMENT NO.    , dated as of                           , to the SECURITY AGREEMENT, dated as of October 6, 2006, among Insight Midwest Holdings, LLC, a Delaware limited liability company, each of the subsidiaries of the Borrower listed on Schedule I thereto, Insight Midwest, L.P., a Delaware limited partnership, and The Bank of New York, as administrative agent under the Credit Agreement referred to in the next paragraph (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”).  Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Security Agreement.

A.            Reference is made to the Credit Agreement, dated as of October [  ], 2006, among Insight Midwest Holdings, LLC, the Lenders party thereto, J.P. Morgan Securities Inc. and Bank of America, N.A., as Co-Syndication Agents, Morgan Stanley Senior Funding, Inc., General Electric Capital Corporation, Wachovia Bank, National Association and The Royal Bank of Scotland plc, as Co-Documentation Agents, The Bank of New York, as Administrative Agent, and J.P. Morgan Securities Inc. and Banc of America Securities LLC, as Joint Lead Arrangers and Joint Book Runners (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.            The Grantors have entered into the Security Agreement in order to induce the Lenders to make Loans.  Section 23 of the Security Agreement provides that additional Subsidiaries, Holding Companies or the Post Exit Borrower may become Grantors under the Security Agreement by execution and delivery of an instrument in substantially the form of this Supplement.  The undersigned Subsidiary, Holding Company or Post Exit Borrower (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Grantor under the Security Agreement in order to induce the Lenders to make additional Loans and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Grantor agree as follows:

Section 1.               In accordance with Section 23 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder.  In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Obligations, does hereby create and grant to the Administrative Agent (and its successors and assigns), for the benefit of the Secured Parties (and their successors and assigns), a security interest in and lien on all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor.  Each reference to a

“Grantor” in the Security Agreement shall be deemed to include the New Grantor.  The Security Agreement is hereby incorporated herein by reference.

Section 2.               The New Grantor represents and warrants to the Administrative Agent and the other Secured Parties that (i) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and subject to general equitable principles (whether enforcement is sought by proceedings in equity or at law) and the implied laws of good faith and fair dealing, (ii) set forth on the Schedule attached hereto is a true and complete schedule of all of the information that would have been required to have been delivered by or on behalf of the New Grantor pursuant to the Security Agreement, the Schedules thereto and the Perfection Certificate if the New Grantor had been originally named in the Security Agreement and (iii) the representations and warranties made by it as a Grantor under the Security Agreement are true and correct in all material respects on and as of the date hereof based upon the applicable information referred to in clause (ii) of this Section (except (i) to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date and (ii) that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects).

Section 3.               This Supplement may be executed in counterparts (and by each party hereto on a different counterpart), each of which shall constitute an original, but both of which, when taken together, shall constitute but one contract.  This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Administrative Agent.  Delivery of an executed counterpart of this Supplement by facsimile transmission or electronic photocopy (i.e., “pdf”) shall be as effective as delivery of a manually executed counterpart of this Supplement.

Section 4.               Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

Section 5.               THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 6.               In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Security Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

Section 7.               All communications and notices hereunder shall be in writing and given as provided in Section 15 of the Security Agreement.  All communications and notices hereunder to the New Grantor shall be given to it at the address set forth in the Schedule hereto, with a copy to the Borrower.

Section 8.               The New Grantor agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent, to the extent provided in the Security Agreement and the Credit Agreement.

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IN WITNESS WHEREOF, the New Grantor and the Administrative Agent have duly executed this Supplement No.     to the Security Agreement as of the day and year first above written.

[Name of New Grantor]

By:
Name:
Title:

THE BANK OF NEW YORK, as
Administrative Agent

By:
Name:
Title:

SCHEDULE TO SUPPLEMENT NO.        TO SECURITY AGREEMENT